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                                                                    EXHIBIT 10.4

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


        This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Amended Registration Rights Agreement") is entered into as of June 15, 1999 by and among the following parties:

1. Novatel Wireless, Inc., a Delaware corporation (the "Corporation");

2. Golden Gate Development and Investment Limited Partnership, Advent Israel Limited Partnership, Advent Partners Limited Partnership, each a Delaware limited partnership, and Advent Israel (Bermuda) Limited Partnership, a Bermuda limited partnership (collectively, the "Advent Investors");

3. Ventures West Investments Limited, a Canada corporation ("Ventures West"), Bank of Montreal Capital Corporation, a specialized financing corporation incorporated under the laws of Canada ("BMO-CC"), Sam Znaimer and Robin Louis (collectively, "Ventures West Investors");

4. Working Ventures Canadian Fund, Inc., a Canadian corporation ("Working Ventures");

5. GSM Capital Limited Partnership, a Delaware limited partnership ("GSM");

6. Harcol Limited Partnership ("Harcol");

7. Ventures West Investors, Working Ventures, GSM, BT Investment Partners, Inc. ("BT Partners") and certain other holders of the Corporation's Series B Convertible Preferred Stock, par value $.001 per shares ("Series B Stock") (each, individually, a "Series B Investor", and collectively, the "Series B Investors"); and

8. any additional investors ("Additional Investors") who comply with the provisions of Section 16 hereof (each of the Additional Investors and each of the investors as named under paragraphs 2 through 7 above, an "Investor" and collectively, the "Investors").

        WHEREAS, the Corporation has entered into a certain Registration Rights Agreement, dated as of August 21, 1996, as amended by that certain Amendment No. 1, dated as of December 23, 1997, as further amended by that certain Amendment Agreement, dated as of April 24, 1998 and by that certain Second Amendment Agreement, dated as of August 31, 1998, entered into by and among the Corporation and other parties listed therein (the "Original Registration Rights Agreement"); and

        WHEREAS, pursuant to that certain Series A Convertible Preferred Stock Purchase Agreement, dated as of August 21, 1996 by and among the Corporation and Advent Investors, GSM, Harcol, the Venture West Investors and such other investors named in the Schedule of Investors thereto (collectively, the "Initial Investors") (the "Stock Purchase Agreement"), the Corporation issued and sold to the Initial Investors certain shares of the Corporation's Series A Convertible Preferred Stock, par value $.001 per share ("Series A Stock"); and


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        WHEREAS, as of August 21, 1996, Working Ventures purchased certain shares of Series A Preferred Stock of Novatel Wireless Technologies Ltd., an Alberta corporation and a subsidiary of the Corporation ("NWT") (the "NWT Series A Shares") which shares are convertible into Series A Stock pursuant to the Share Purchase Agreement dated as of the date hereof between NWT and Working Ventures (the "NWT Share Purchase Agreement"); and

        WHEREAS, pursuant to that certain Series B Preferred Stock and Warrant Purchase Agreement, dated as of December 23, 1997, as amended by that certain Amended and Restated Series B Convertible Preferred Stock and Warrant Purchase Agreement, dated as of April 24, 1998 and that certain Second Amendment Agreement, dated as of September 1, 1998 (the "Series B Stock Purchase Agreement"), the Corporation issued and sold to Venture West Investors, Working Ventures, GSM, BT Partners and certain other investors listed in Schedule of Investors thereto, certain shares of the Corporation's Series B Convertible Preferred Stock, par value $.001 per share ("Series B Stock") and certain warrants to purchase certain shares of Common Stock (as defined below) (the "Initial Warrants"); and

        WHEREAS, as of December 23, 1997, Working Ventures purchased certain shares of the Series B Preferred Stock of NWT (the "NWT Series B Shares"), which shares are convertible into shares of the Series B Stock and certain warrants to purchase certain shares of the NWT's exchangeable common stock ("NWT Exchangeable Common Shares"), which shares are exchangeable for shares of Common Stock, pursuant to the Series B Stock Purchase Agreement and the Novatel Wireless Technologies Ltd. Share and Warrant Purchase Agreement (the "NWT Series B Share Purchase Agreement"); and

        WHEREAS, the Corporation proposes to issue and sell to certain persons listed on the Schedule of Investors set forth in Exhibit A attached hereto (the "Schedule of Investors") (each, individually, an "Investor" and, collectively, the "Investors") a certain number of "Units" (defined as follows) in exchange for an aggregate investment of up $3,120,000, each Unit consisting of (a) a Convertible Subordinated Debenture issued by the Corporation ("Debenture") which may under certain circumstances convert into shares of Series A Preferred Stock in accordance with the terms and conditions set forth in that certain Unit Purchase Agreement, dated as of the date hereof by and among the Corporation and the Investors (the "Unit Purchase Agreement") and (b) a Common Stock Purchase Warrant ("Warrant") to purchase a certain number of shares of Common Stock at a price of $2.00, in accordance with the terms and conditions of the Unit Purchase Agreement; and

        WHEREAS, concurrently with the closing of the Unit Purchase Agreement and pursuant to the terms and conditions therein and in that certain Unit Purchase Agreement, dated as of the date hereof by and between NWT and Working Ventures (the "NWT Unit Purchase Agreement"), Working Ventures will purchase a certain number of "NWT Units" (defined as follows), each NWT Unit consisting of
(a) a Convertible Subordinated Debenture issued by NWT (the "NWT Debenture"), which NWT Debenture may under certain circumstances convert into shares of equity securities of NWT in accordance with the terms and conditions set forth in the NWT Unit Purchase Agreement and (b) a NWT Common Stock Purchase Warrant (the "NWT Warrant") to purchase a number of shares of the NWT Exchangeable Common Stock; and


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        WHEREAS, it is a condition to closing pursuant to the Unit Purchase
Agreement and the NWT Unit Purchase Agreement that that the the parties hereto enter into this Amended and Restated Registration Rights Agreement.

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree that the Original Registration Rights Agreement is hereby amended and restated in its entirety, and hereafter shall contain the following terms and conditions:

        The Corporation hereby grants to each party hereto the registration rights set forth in this Amended and Restated Registration Rights Agreement with respect to the Registrable Securities (as hereinafter defined) owned by such party.

        1. Definitions. As used in this Amended Registration Rights Agreement:

               (a) "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder, all as the same shall be in effect at the time;

               (b) "Additional Shares" shall mean the shares of Preferred Stock issued and sold to the Initial Investors, other than the Advent Investors, GSM, Harcol and the Venture West Investors, pursuant to the Stock Purchase Agreement;

               (c) "Common Stock" shall mean the Corporation's Common Stock, par value $.001 per share;

               (d) "Follow-on Shares" shall mean the shares of Preferred Stock issued and sold to investors pursuant to Section 2.3 of the Stock Purchase Agreement;

               (e) "Form S-3" shall mean such form under the Act as in effect on the date hereof or any successor registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents fried by the Corporation with the SEC;

               (f) "Holder" shall mean any person owning or having the fight to acquire Registrable Securities or any assignee thereof in accordance with
Section 13 hereof;

               (g) "NWT Conversion Shares" shall mean, as of any given date, the number of shares of Common Stock into which the NWT Shares are convertible as of such date, or if as of such date the NWT Shares have been converted into Preferred Stock, the number of shares of Common Stock into which such shares of Preferred Stock are convertible as of such date.

               (h) "Preferred Stock" shall mean those shares of the Corporation's (i) Series A Convertible Preferred Stock, par value $.001 per share, issued to the Initial Investors pursuant to the Stock Purchase Agreement; issued to the Investors upon the conversion of the Debentures or the pursuant to that certain Unit Purchase Agreement, dated as of the date hereof; or issued upon conversion of the NWT Shares and (ii) Series B Convertible Preferred Stock issued and sold pursuant to that certain Amended and Restated Series B Convertible Preferred Stock and


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Warrant Purchase Agreement, dated as of April 24, 1998, by and among the
Corporation and the investors named in the Schedule of Investors thereto ("Series B Stock Purchase Agreement"), including without limitation those shares issued to BT Investment Partners, pursuant to the Series B Stock Purchase Agreement, as amended by that certain Second Amendment Agreement, dated as of August 31, 1998, by and among the parties hereto, or issued upon the conversion of any preferred shares of NWT sold pursuant to the NWT Series B Stock Purchase Agreement reference therein (the "Series B NWT Shares").

               (i) "Register," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (j) "Registrable Securities" shall mean (1) the Common Stock issuable or issued upon conversion of the Preferred Stock, (2) the NWT Conversion Shares and shares of Common Stock issuable upon conversion of the Series B NWT Shares (the "Series B NWT Conversion Shares") upon issuance thereof, (3) the Common Stock issuable or issued upon exercise of warrants to purchase Common Stock granted in accordance with the Series B Stock Purchase Agreement or the Unit Purchase Agreement and (4) any Common Stock of the Corporation issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Preferred Stock, NWT Conversion Shares and Series B NWT Conversion Shares (after issuance thereof), shares of NWT's exchangeable common stock issued upon exercise of warrants to purchase such exchangeable shares (after issuance thereof), or such Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Amended Registration Rights Agreement are not assigned and shares sold by a person pursuant to a registration statement filed pursuant to the Act or Rule 144 adopted thereunder.

               (k) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock then outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable securities which are, Registrable Securities.

        2. Demand Registration.

               (a) If the Corporation shall receive at any time after the earlier of (i) the date two years from the date hereof, or (ii) 180 days after the effective date of the first registration statement for a public offering of securities of the Corporation ("IPO") (other than a registration statement relating either to the sale of securities to employees of the Corporation pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), and prior to five years after the effective date of such IPO, a written request (a "Registration Request") from the Holders of a majority of the Registrable Securities then outstanding that the Corporation file a registration statement under the Act covering the registration of all or a portion of the Registrable Securities, then the Corporation shall within 10 days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations in Section 3, effect as soon as practicable (and in any event use its best efforts to file the registration statement within 60 days


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of the receipt of such request) the registration under the Act of all
Registrable Securities which the Holders request to be registered within 20 days of the mailing of such notice by the Corporation.

               (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Corporation as a part of their request made pursuant to this Section 2 and the Corporation shall include such information in the written notice referred to in subsection 2(a). The underwriter will be selected by a majority in interest of the Initiating Holders, shall be of recognized national standing and shall be reasonably acceptable to the Corporation. In such event, the fight of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Corporation as provided in subsection 5(e)) enter into an underwriting agreement in usual and customary form with the underwriter or underwriters selected for such underwriting.

        3. Limitations on Demand Registration. Notwithstanding any provision of Section

               (a) If the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Corporation owned by each Holder.

               (b) If the Corporation shall furnish to Holders requesting a registration statement pursuant to Section 2, a certificate signed by Steven Sherman, as an authorized officer of the Corporation, or his replacement, stating that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its stockholders for such registration statement to be fried at the time requested, and it is therefore necessary to defer the filing of such registration statement, the Corporation shall have the fight to defer notifying all Holders of its receipt of a Registration Request, as otherwise required under Section 2(a), for a period of not more than 90 days after receipt of the request of the Initiating Holders in which case the Corporation shall thereafter use its best efforts to file the registration statement within 150 days after its receipt of the Registration Request; provided, however, that the Corporation may not utilize this fight more than once in any 12-month period.

               (c) The Corporation shall not be obligated to file a registration statement to effect any registration, qualification or compliance pursuant to
Section 2 during the period starting with the date 60 days prior to the Corporation's bona fide estimated date of filing (as certified to the Holders by the Corporation promptly after their Registration Request) of, and ending on the date 180 days immediately following the effective date of, any registration statement pertaining to securities of the Corporation, including any securities registered pursuant


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to Section. 2 (other than a registration of securities in a Rule 145 transaction or with respect to a stock or option plan or other employee benefit plan), provided that the Corporation is actively employing its best efforts, during such period, to cause such registration statement to become effective.

        4. Corporation Registration. If at any time the Corporation proposes to register (including for this purpose a registration effected by the Corporation for stockholders other than the Holders) any of its stock or other equity securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Corporation stock or option plan or other employee benefit plan, a registration relating solely to a Rule 145 transaction on a form inapplicable to the sale of Registrable Securities, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Corporation shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such notice by the Corporation, the Corporation shall, subject to the provisions of Section 8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered. Notwithstanding the foregoing, should the Corporation, prior to the sale of any shares pursuant to a registration statement described above in this Section 4, decide to deregister or not proceed with such offering, the Corporation shall have no further obligation to the Holders with respect to such offering or registration except to promptly notify them of its decision.

        5. Obligations of the Corporation. Whenever required under this Amended Registration Rights Agreement to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to muse such registration statement to become effective, and upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.


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               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 2 of this Amended Registration Rights Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Amended Registration Rights Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Corporation for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

        6. Furnish Information. It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Amended Registration Rights Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Corporation such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

        7. Expenses of Registration. The Corporation shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 2 or Section 4 for each Holder (which fight may be assigned as provided in Section 13), including, without limitation, all registration, filing, and qualification fees, printers' and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders, but excluding underwriting discounts and commissions relating to Registrable Securities.

        8. Underwriting Requirements.

               (a) In connection with any offering involving an underwriting of shares of the Corporation, the Corporation shall not be required under Section 4 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon


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between the Corporation and the underwriters selected by it, and then only in such quantity, which may be none, as will not, in the good faith opinion of the underwriters, materially jeopardize the success of the offering by the Corporation. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Corporation that the underwriters reasonably believe compatible with the success of the offering, then the Corporation shall be required to include in the offering only that number, which may be none, of such securities, including Registrable Securities, which the underwriters believe will not materially jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders).

               (b) With respect to any underwriting of shares to be registered under Section 2, or an underwriting of shares to be registered under Section 12 if the Holders of a majority of the then outstanding Registrable Securities have requested registration thereunder, such Holders shall have the fight to designate the managing underwriter or underwriters, who shall be of recognized national standing and shall be reasonably acceptable to the Corporation, which acceptance shall not be unreasonably withheld or delayed. In all other circumstances under such Sections and in connection with registrations under
Section 4, the Corporation shall have the fight to designate the managing underwriter or underwriters, who shall be of recognized national standing.

        9. Delay of Registration. No Holder shall have any fight to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Amended Registration Rights Agreement.

        10. Indemnification. In the event any Registrable Securities are included in a registration statement under this Amended Registration Rights
Agreement:

               (a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Corporation of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and Corporation will pay, as incurred, to each such Holder, underwriter or controlling person, any legal or other expense reasonably incurred by them in connection with investigating or defending any such loss, claim,


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damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Corporation, which consent shall not be unreasonably withheld, nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability, or action to the extent that' it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; and provided further, that reimbursement by the Corporation of attorneys' fees incurred by Holders or such controlling persons in investigating or defending any such loss; claim, damage, liability or action, shall be limited to fees of one counsel representing such Holders and controlling persons jointly.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Corporation, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expense reasonably incurred by any person intended to be indemnified pursuant to this subsection 10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, and provided further that no Holder shall have any liability under this Section 10(b) in excess of the net pros actually received by such Holder in the relevant public offering.

               (c) Promptly after receipt by an indemnified party under this
Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the fight to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the fight to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such prying. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent materially prejudicial to the indemnifying party's ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10; and

               (d) The obligations of the Corporation and Holders under this
Section 10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Amended Registration Rights Agreement.

        11. Reports Under Securities Exchange Act of 1934. With a view of making available to the Holders the benefits of Rule 144 and Rule 144A promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Corporation to the public without registration or pursuant to a registration on Form S-3, the Corporation agrees to use its best efforts to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Corporation for the offering of its equity securities to the general public;

               (b) take all such action, including, without limitation, the furnishing of all such information as a Holder or a proposed transferee may reasonably request, to enable such Holder to sell securities of the Corporation pursuant to SEC Rule 144A;

               (c) take all such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the first fiscal year in which a registration statement on Form S-1 or other applicable form is filed by the Corporation for the offering of its securities to the general public is declared effective;

               (d) file with the SEC in a timely manner all reports and other documents required of the Corporation under the Act and the 1934 Act; and

               (e) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Corporation that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Corporation), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualified as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Corporation and such other reports and documents so filed by the Corporation, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

        12. Form S-3 Registration. In case the Corporation shall receive from any Holder or Holders a written request or requests that the Corporation effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Corporation will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 20 days after receipt of such written notice from the Corporation; provided, however, that the Corporation shall not be obligated to effect any registration, qualification or compliance, pursuant to this Section 12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Corporation entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (3) if the Corporation shall furnish to the Holders a certificate signed by Steven Sherman as an authorized officer of the Corporation, or his replacement, stating that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Corporation shall have the fight to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 12; provided, however, that the Corporation shall not utilize this fight more than once in any 12 month period; (4) if the Corporation has, within the 12 month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this
Section 12; or (5) in any particular jurisdiction in which the Corporation would be required to qualify to do business or to execute a general consent to service of pros in effecting such registration, qualification or compliance.

               (c) Subject to the foregoing, the Corporation shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Corporation, shall be borne by the Corporation.

               (d) The restriction on registrations pursuant to Section 2 provided for in subsection 2(d) shall apply equally to a registration under this
Section 12.

               (e) The Corporation is obligated to effect only two (2) registrations pursuant to this Section 12.

        13. Assignment of Registration Rights. The rights to cause the Corporation to register Registrable Securities pursuant to this Amended Registration Rights Agreement may be assigned by a Holder to a legally and contractually permitted transferee or assignee provided the Corporation is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration fights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

        14. Limitations on Subsequent Registration Rights. From and after the date of this Amended Registration Rights Agreement, but subject to the provisions of Section 16, the Corporation shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities and securities convertible into or exercisable for Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Corporation which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 2(a) or within 180 days of the effective date of any registration effected pursuant to Section 2. The limitation on subsequent registration rights contained in this Section 14 shall not apply to the Additional Shares, the Follow-On Shares or the NWT Conversion Shares.

        15. "Market Stand-Off" Agreement. Each Investor hereby agrees that, during the period of duration (not to exceed 180 days) specified by the Corporation and an underwriter of Common Stock or other securities of the Corporation, following the effective date of a registration statement of the Corporation filed under the Act, it shall not, to the extent requested by the Corporation and such underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock held by it at any time during such period except Common Stock included in such registration; provided, however, that:

               (a) such agreement shall be applicable only to registration statements of the Corporation which cover Common Stock (or other securities) to be sold on its behalf to the public in a bona fide firm commitment underwritten offering and, after the first registration statement under the Act, shall be applicable only to Investors holding securities representing one percent or more of the equity or voting power of the Corporation; and

               (b) all other persons with registration rights (whether or not pursuant to this Amended Registration Rights Agreement) and, except in the case of the first registration statement filed under the Act, without the incentive of the grant of additional participation or other special rights, all holders of one percent or more of the equity or voting power of the Corporation, enter into similar agreements.

        In order to enforce the foregoing covenant, the Corporation may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Notwithstanding anything else herein (i) no transferee, assignee or successor of a Investor shall be bound by this Section 15 if such transferee, assignee or successor has not been transferred registration rights hereunder and (ii) the obligations of Investors under this Section 15 shall expire upon expiration of the fights of the Holders under Sections 2 and 4.

        16. Accession. Any Additional Investors and any purchasers of Follow-on Shares shall automatically become an Investor hereunder by delivering to the Corporation a written instrument in the form of Exhibit A hereto, by which such Additional Investor or purchaser of Follow-on Shares shall thereby agree to be bound by the obligations imposed under this Amended Registration Rights Agreement, whereupon such Additional Investor or purchaser of Follow-on Shares shall automatically become a party to this Amended Registration Rights Agreement and shall thereupon be deemed an "Investor" for all purposes of this Amended Registration Rights Agreement.

        17. Governing Law. This Amended Registration Rights Agreement shall be governed by and construed under the laws of the State of Delaware without regard to its principles governing conflicts of laws.

        18. Entire Agreement; Amendment.

               (a) This Amended Registration Rights Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof. Any provisions of this Amended Registration Rights Agreement may be amended, and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by written consent of the Corporation and the holders of at least a majority of the Registrable Securities and securities convertible into or exercisable for Registrable Securities and then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such securities, and the Corporation.

        19. Notices. All notices, requests, consents, demands and other communications required or permitted under this Amended Registration Rights Agreement shall be in writing and shall be deemed to have been duly given, made and received (a) when delivered against receipt, (b) upon transmitter's confirmation of the receipt of a facsimile transmission, which shall be followed by an original sent otherwise in accordance with this Section 19, (c) upon confirmed delivery by a standard overnight carrier, or (d) if to a U.S. resident, upon expiration of three business days after the day when deposited in the U.S. mail, first class postage prepaid, addressed in accordance with Section 20 of the Stock Purchase Agreement.

        20. Counterparts. This Amended Registration Rights Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any such counterpart may contain one or more signature pages.

        21. Severability. In the event that any provision of this Amended Registration Rights Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Amended Registration Rights Agreement shall continue in full force and effect without said provision.

        22. Captions. The captions and headings to Sections of this Amended Registration Rights Agreement have been inserted for identification and reference purposes only and shall not be used to construe the meaning or the interpretation of this Amended Registration Rights Agreement.



                            [SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, this Amended Registration Rights Agreement has been duly executed under seal as of the date first written above.





                                        NOVATEL WIRELESS, INC.

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------


                                       ADVENT PARTNERS LIMITED PARTNERSHIP

                                         By:  Advent International Corporation,
                                              General Partner

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------



                                       ADVENT ISRAEL LIMITED PARTNERSHIP

                                         By:  Advent International Limited
                                              Partnership,
                                              General Partner

                                         By:  Advent International Corporation,
                                              General Partner

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------

                                        ADVENT ISRAEL (BERMUDA) LIMITED
                                        PARTNERSHIP

                                          By:  Advent International Limited
                                               Partnership,
                                               General Partner

                                          By:  Advent International Corporation,
                                               General Partner

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------



                                        DIGITAL MEDIA & COMMUNICATIONS, LIMITED
                                        PARTNERSHIP

                                          By:  Advent International Limited
                                               Partnership,
                                               General Partner

                                          By:  Advent International Corporation,
                                               General Partner


                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------

                                        GOLDEN GATE DEVELOPMENT AND INVESTMENT
                                        LIMITED PARTNERSHIP

                                          By:  Advent International Limited
                                               Partnership,
                                               General Partner

                                          By:  Advent International Corporation,
                                               General Partner

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------



                                        AMBROSE TAM

                                        ----------------------------------------
                                        Ambrose Tam




                                        BT INVESTMENT PARTNERS, INC.

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------



                                        CARL BILDNER

                                        ----------------------------------------
                                        Carl Bildner

                                        DAVID S. OROS

                                        ----------------------------------------
                                        David S. Oros



                                        DEE ANDERSON


                                        Dee Anderson



                                        DIGICOM CELLULAR INTERNATIONAL CO., LTD

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------



                                        ECOLOGY MANAGEMENT CORPORATION

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------



                                        ELLIOT J. TUCKEL

                                        ----------------------------------------
                                        Elliot J. Tuckel

                                        GSM CAPITAL LIMITED PARTNERSHIP

                                          By:  Telcom Management Limited
                                               Partnership,
                                               General Partner

                                          By:  Telcom Investments Inc.,
                                               General Partner


                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------



                                        HARCOL LIMITED PARTNERSHIP

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------



                                        JOAN LEVINSON

                                        ----------------------------------------
                                        Joan Levinson



                                        JONG TAE CHOI

                                        ----------------------------------------
                                        Jong Tae Choi



                                        KATHRYN E. COOPERMAN

                                        ----------------------------------------
                                        Kathryn E. Cooperman

                                        NADEAU TRAIL, INC.

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------



                                        P.S. CAPITAL L.L.C.

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------



                                        STEVEN SHERMAN

                                        ----------------------------------------
                                        Steven Sherman



                                        THOMAS BEAL

                                        ----------------------------------------
                                        Thomas Beal



                                        VENTURES WEST MANAGEMENT, INC.

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------

                                        BANK OF MONTREAL CAPITAL CORPORATION

                                          By: Ventures West Management TIP Inc.,
                                              Manager

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------



                                        ROBIN LOUIS

                                        ----------------------------------------
                                        Robin Louis



                                        SAM ZNAIMER

                                        ----------------------------------------
                                        Sam Znaimer



                                        WONG'S SHERMAN PARTNERS

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------

                                        WORKING VENTURES CANADIAN FUND INC.

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------



                                        ROBERT COREY

                                        ----------------------------------------
                                        Robert Corey



                                        ROGER HARTMAN

                                        ----------------------------------------
                                        Roger Hartman



                                        ROLLING PROFIT HOLDINGS, LTD

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------



                                        SHERMAN CAPITAL PARTNERS, L.L.C.

                                        ----------------------------------------
                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS